UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 22, 2015

Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13683	47-1744351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Remy International, Inc., a Delaware corporation (“Remy” or the “Company”), held a special meeting (the “Special Meeting”) of the Company’s stockholders on September 22, 2015. At the Special Meeting, the Company’s stockholders approved the adoption of the Agreement and Plan of Merger, dated as of July 12, 2015 (the “Merger Agreement”), as it may be amended from time to time, by and among the Company, BorgWarner Inc., a Delaware corporation, (“Parent”) and Band Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent. In addition, the non-binding, advisory vote to approve certain compensation arrangements for the Company’s named executive officers in connection with the merger contemplated by the Merger Agreement (the “Merger”) was approved by the Company’s stockholders. Sufficient votes also were received to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes at the time of the meeting to approve the proposal to adopt the Merger Agreement, but an adjournment was not necessary in light of the adoption of the Merger Agreement.
(b) There were 31,802,084 shares of Company common stock outstanding on the record date and entitled to be voted at the Special Meeting and 25,578,692 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

1.	A proposal to adopt the Merger Agreement, as it may be amended from time to time.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,349,958	10,997	217,737	—

2.	A proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,134,845	516,844	927,003	—

3.
A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,278,876	1,081,760	218,056	—

(c) Not applicable.
(d) Not applicable.
Item 8.01. Other Events.
On September 22, 2015, the Company issued a press release announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press release issued by Remy International, Inc. dated September 22, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.

Date: September 22, 2015	By:	/s/ John J. Pittas
	Name:	John J. Pittas
	Title:	President and CEO

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Remy International, Inc. dated September 22, 2015

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